                                                                    Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Linda J.  Haines,  Principal  Financial  Manager of Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to her knowledge, that:

The  Quarterly  Report on Form 10-Q for the quarter  ended March 31, 2007 of the
Company (the "Report") fully complies with the requirements of section 13 (a) or
15 (d) of the Securities Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

/s/ Linda J. Haines
---------------------------
Linda J. Haines
Principal Financial Manager

May 15, 2007